UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 26, 2014 (June 25, 2014)

Monroe Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

814-00866	27-4895840
(Commission File Number)	(IRS Employer Identification No.)

311 South Wacker Drive, Suite 6400, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(312) 258-8300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

On June 25, 2014, Monroe Capital Corporation (the “Company”) convened its 2014 annual meeting of stockholders at 311 South Wacker Drive, 10th Floor Conference Center, Chicago, Illinois 60606. The annual meeting was adjourned due to the fact that a quorum was not present. The annual meeting was adjourned until 2:00 p.m. Eastern Time, Friday, June 27, 2014, to be held at 311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606.

The polls will remain open for voting during the adjournment period. The record date for the annual meeting of stockholders has not changed. Only stockholders of record at the close of business on April 9, 2014 are entitled to vote at the Company’s reconvened annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONROE CAPITAL CORPORATION

By:	/s/ Aaron D. Peck
Name: Title:	Aaron D. Peck Chief Financial Officer

Dated: June 26, 2014